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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use of our report included in the Registration Statement on Form 10-KSB dated February 4, 1997 relating to the financial statements of Pacific Research & Engineering Corporation.

HARLAN & BOETTGER

San Diego, California
February 4, 1997